Exhibit 10.8.1

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO

CARRIER GLOBAL SERVICES AGREEMENT

THIS FIRST AMENDMENT TO MCI WORLDCOM CARRIER GLOBAL SERVICES AGREEMENT (hereinafter referred to as the “First Amendment”) is entered into as of the dates, set forth below, by and between MCI WORLDCOM Communications, Inc. (“MCI WorldCom”) and Eschelon Telecom, Inc. (“Customer”). For the purposes of this First Amendment, the “Effective Date” of the rates, discounts, charges and credits set forth herein shall be the first day of the first full billing cycle following the acceptance and execution of this First Amendment by MCI WorldCom (“First Amendment Effective Date”). Acceptance of this First Amendment by MCI WorldCom is subject to Customer meeting the terms and conditions set forth in the Tariff and MCI WorldCom’s standard credit terms and conditions, which may be based on commercially available credit reviews to which Customer hereby consents.

WITNESSETH:

WHEREAS, Customer and MCI WorldCom entered into that certain MCI WorldCom Carrier Global Services Agreement signed by Customer on July 28, 2000 (the “Agreement”) with respect to certain services to be provided to Customer by MCI WorldCom, as more particularly described therein; and

WHEREAS, Customer and MCI WorldCom desire to enter into this First Amendment for the purpose of amending the Agreement,

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.             Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

2.             T1 Internet Access Service Agreement. The Internet pricing table of Schedule 8A shall be amended by deleting it in its entirety and inserting the following new Internet pricing table in lieu thereof:

T1 Services

Flexible T1 Service
Sustained Use (Kbps)	Monthly Internet Fee	Start—Up Charge
0—128	***	***
128—256	***	***
256—384	***	***
384—512	***	***
512—1544	***	***
Price—Protected T1	***	***

Other T1 Services
Service	Monthly Internet Fee	Start—Up Charge
Double T	***	***
Diverse T	***	***
Shadow T1	***	***
768 (kbps)	***	***

3.             T1 Internet Access Service Agreement. The Term Discount section of Schedule 8A shall be amended by deleting it in its entirety and inserting the following language in lieu thereof.

DISCOUNT

T1 Internet Service. In lieu of all other rates and discounts (term, promotional, or otherwise), Customer will receive a *** discount to be applied to the Monthly Internet Fee for all T1 Internet Service.

4.             T1 Internet Access Service Agreement. Schedule 8A shall be amended by adding the following language at the end of the Schedule:

***

5.             T3 Internet Access Service Agreement. The Internet pricing table of Schedule 8B shall be amended by deleting it in its entirety and inserting the following new Internet pricing table in lieu thereof.

T3 Service

Flexible T3 Service
Sustained Use (Mbps)	Monthly Internet Fee	Start—Up Charge
0—3	***	***
3.01—6	***	***
6.01—7.5	***	***
7.51—9	***	***
9.01—10.5	***	***
10.51—12	***	***
12.01—13.5	***	***
13.51—15	***	***
15.01—16.5	***	***
16.51—18	***	***
18.01—19.5	***	***
19.51—21	***	***
21.01—45	***	***
T—3 Price Protected	***	***

Tiered T3 Service
Sustained Use (Mbps)	Monthly Internet Fee	Start—Up
3	***	***
6	***	***
9	***	***
12	***	***
15	***	***
18	***	***
21	***	***
24	***	***
27	***	***
30	***	***
33	***	***
36	***	***
39	***	***
45	***	***

Other T3 Services
Service Type	Monthly Internet Fee	Start—up Charge
Shadow T3	***	***
Diverse T3*	***	***
Double T3	***	***

*Pre-qualification required

6.             T3 Internet Access Service Agreement. The Term Discount section of Schedule 8B shall be amended by deleting it in its entirety and inserting the following language in lieu thereof.

DISCOUNT

T3 Internet Service. In lieu of all other rates and discounts (term, promotional, or otherwise), Customer will receive a *** discount to be applied to the Monthly Internet Fee for all T3 Internet Service.

7.             T3 Internet Access Service Agreement. Schedule 8B shall be amended by adding the following language at the end of the Schedule:

***

8.             OCDirect Internet Access Service Agreement. The Internet pricing table of Schedule 8C shall be amended by deleting it in its entirety and inserting the following new Internet pricing table in lieu thereof.

OC 3 Service

OC 3 Tiered Service
Port (Mbps)	Monthly Fee	Start—Up Charge
60	***	***
70	***	***
80	***	***
90	***	***
100	***	***
155	***	***

OC 3 Flexible Service (POS)
Port (Mbps)	Monthly Fee	Start—Up Charge

0—45	***	***
45—60	***	***
60—70	***	***
70—80	***	***
80—90	***	***
90—100	***	***
100—155	***	***
Price Protected Option	***	***

9.             OCDirect Internet Access Service Agreement. The Term Discount section of Schedule 8C shall be amended by deleting it in its entirety and inserting the following language in lieu thereof.

DISCOUNT

OC-3 Internet Service. In lieu of all other rates and discounts (term, promotional, or otherwise), Customer will receive a *** discount to be applied to the Monthly Internet Fee for all OC-3 Internet Service.

10.          OCDirect Internet Access Service Agreement. Schedule 8C shall be amended by adding the following language at the end of the Schedule:

***

11.          OCDirect Internet Access Service Agreement. Schedule 8C shall be amended by adding the following language at the end of the Schedule:

***

12.          Entire Agreement. Except as expressly modified by this First Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding, and enforceable obligations of Customer and MCI WorldCom. This First Amendment, including the Agreement and the applicable MCI WorldCom tariffs, is the complete agreement of the parties and supersedes any prior agreements or representations, whether oral or written, with respect thereto. In the event of a conflict between the terms of this First Amendment and the Agreement, the terms of this First Amendment shall govern.

13.          Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Neither this Agreement nor any rights or obligations of Customer herein shall be transferable or assignable by Customer without MCI WorldCom’s prior written consent, and any attempted transfer or assignment hereof by Customer, not in accordance herewith, shall be null and void.

14.          Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

15.          Acceptance. The offer created by this First Amendment shall remain open and be capable of being accepted by Customer until July 5, 2001. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer. Once this First Amendment has been fully executed, any amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, MCI WorldCom and Customer have caused this First Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the First Amendment Effective Date.

Eschelon Telecom, Inc.		MCI WORLDCOM Communications, Inc.

By:	/s/ Steven S. Sulbrock	By:	/s/ Frank Grillo
Frank Grillo
Name:	Steven S. Sulbrock		Vice President, Marketing

Title:	VP — IP Servicer

Date:	6—20—01	Date:	06—28—01

Mullins\Eschelon Telecom\GSA1stAmend\TonySanford\06-05-01\D3